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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2001




                           ENDOCARDIAL SOLUTIONS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 0-22233                 41-1724963
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)





             1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant=s telephone number, including area code: (651) 644-7890
                                                          ----------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 9 Pages

                         Exhibit Index Appears on Page 4
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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)     EXHIBITS

                     Exhibit No.   Description
                     -----------   -----------

                       99.1        Press release dated January 22, 2001
                       99.2        Press release dated January 29, 2001


Item 9.      REGULATION FD DISCLOSURE.

             Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solution, Inc.'s announcement regarding preliminary earnings results for the fourth quarter and year of 2000, as presented in a press release of January 22, 2001.

             Also attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Endocardial Solution, Inc.'s announcement regarding U.S. Food and Drug Administration approval to begin clinical trials, as presented in a press release of January 29, 2001.


                               Page 2 of 9 Pages
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         January 31, 2001

                                           ENDOCARDIAL SOLUTIONS, INC.



                                           By:
                                              ----------------------------------
                                                 James W. Bullock
                                                 Chief Executive Officer


                               Page 3 of 9 Pages
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                                INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------

99.1         Press release dated January 22, 2001

99.2         Press release dated January 29, 2001


                               Page 4 of 9 Pages